UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2021

THE HEALING COMPANY INC.
(Exact name of registrant as specified in its charter)

Nevada	333-152805	26-2862618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11th Floor, Ten Grand Street, Brooklyn, New York	11249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +1 866-241-0670

_____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	THCC	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed by The Healing Company Inc. (“THCC”) solely for the purpose of amending the disclosure in Item 1.01 of that certain Current Report on Form 8-K originally filed by THCC with the Securities and Exchange Commission (“SEC”) on November 30, 2021 (the “Original Form 8-K”) in connection with the issuance of our Seed Preferred Shares.  We have revised our disclosure to clarify the status of the transaction.

Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2021, The Healing Company Inc. (the "Company" or "we") entered into share purchase agreements and share restriction agreements with certain investors for the purchase of an aggregate of 4,675,000 Seed Preferred Shares, $0.001 par value (the “Seed Preferred Shares”), at $2.00 per share for total proceeds of $9,350,000. as more fully described under Item 3.02 below. The disclosure set forth in Item 3.02 of this Current Report is incorporated by reference into this Item 1.01.

The form of the share purchase agreement and the share restriction agreement were filed previously as Exhibits 10.1 and 10.2, respectively, to our Current Report on Form 8-K filed with the SEC on October 15, 2021. The summaries of the terms of these documents contained herein are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

The Company will issue the shares pursuant to the subscription agreements upon receipt of the subscription funds for the shares subscribed for.  Presently $8,350,000 remains as a subscription receivable from two individual subscribers with respect to the Transaction.

Item 3.02 Unregistered Sales of Equity Securities.

On November 30, 2021, we entered into definitive agreements with non-U.S. persons to issue a second tranche of our Seed Preferred Shares in a private transaction (the “Transaction”). Under the terms of the Transaction, we agreed to sell an aggregate of 4,675,000 Seed Preferred Shares at $2.00 per share for aggregate proceeds of $9,350,000. During October and November 2021 the Company accepted subscriptions for a total of $10,000,000 in gross proceeds for 5,000,000 Seed Preferred Shares, of which 4,675,000 shares remain unissued as of the date of this Current Report on Form 8-K.  The Seed Preferred Shares sold in the Transaction will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) under Regulation S promulgated under the Securities Act in that offers, sales and issuances under the scope of the Transaction were not made to persons in the United States and no directed selling efforts were made in the United States.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HEALING COMPANY INC.

/s/ Larson Elmore
Larson Elmore
Chief Financial Officer

Date: January 24, 2022

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